UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2004

                              [LOGO] SRS LABS, INC.
                                 SRS LABS, INC.
             (Exact Name of registrant as specified in its charter)

          Delaware                       0-21123                 33-0714264

(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

          2909 Daimler Street
         Santa Ana, California                                     92705
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (949) 442-1070

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

      The information being furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

      On November 9, 2004, SRS Labs, Inc. (the "Company") issued a press release announcing its operating results for the third quarter and nine months ended September 30, 2004. A copy of the press release is attached hereto as Exhibit
99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

      Exhibit No.       Description
      -----------       -----------

        99.1            Press Release dated November 9, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   SRS LABS, INC.,
                                                   a Delaware corporation

Date: November 9, 2004
                                                   By: /S/ THOMAS C.K. YUEN
                                                       -------------------------
                                                       Thomas C.K. Yuen
                                                       Chairman of the Board and
                                                       Chief Executive Officer